4839-1766-7665v.4 58437-3
EXHIBIT 10.1

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (the "Amendment"), dated as of October 20, 2017, is among LENNOX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").
RECITALS:

The Borrower, the Administrative Agent, and the lenders listed on the signature pages thereto have entered into that certain Sixth Amended and Restated Credit Facility Agreement dated as of August 30, 2016 (as the same may hereafter be amended or otherwise modified, the "Agreement"). The Borrower, the Administrative Agent and the requisite Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.

Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.

Amendment
Section 2.1.    Amendment to Section 6.01(i). Clause (i) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(i)    Receivable Securitization Outstandings in an aggregate principal amount not to exceed $400,000,000;
ARTICLE 3.

Conditions Precedent
Section 3.1.    Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)    The Administrative Agent shall have received such additional documentation and information as the Administrative Agent or its legal counsel may request;
(c)    The representations and warranties of each Loan Party set forth herein and in all other Loan Documents shall be true and correct in all material respects or, in the case of such representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, such representations and warranties shall be true and correct in all respects, in each case on and as of the date hereof, except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, or, in the case of such representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, such representations and warranties shall be true and correct in all respects as of such earlier date;
(d)    No Default shall exist;
(e)    The Administrative Agent shall have received all fees and other amounts due and payable pursuant to this Amendment, the Agreement or any other Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under the Agreement or under any other Loan Document; and
(f)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 4.

Ratifications, Representations and Warranties
Section 4.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
Section 4.2.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects or, in the case of such representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, such representations and warranties shall be true and correct in all respects, in each case on and as of the date hereof, except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, or, in the case of such representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, such representations and warranties shall be true and correct in all respects as of such earlier date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower and each other Loan Party and does not and will not: (1) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except such as have been obtained or made and are in full force and effect; (2) violate any applicable law or regulation or the charter, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority; (3) violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets (including the documentation governing the Senior Unsecured Notes), or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries; (4) result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries; and (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of the Borrower and each other Loan Party and the resolutions of each Borrower and each other Loan Party attached as exhibits to any previously delivered Certificate of Secretary or Assistant Secretary have not been modified or rescinded and remain in full force and effect.
ARTICLE 5.

Miscellaneous
Section 5.1.    Survival of Representations and Warranties. All covenants, agreements, representations and warranties made by the Loan Parties in this Amendment and the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Amendment, the Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Amendment and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder or thereunder, and shall continue in full force and effect until the Loan Obligations have been Fully Satisfied. The provisions of Sections 2.14, 2.15, 2.16 and 10.03 and Article IX of the Agreement shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Amendment, the Agreement or any provision hereof or thereof.
Section 5.2.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 5.3.    Expenses of Lender. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent or any Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Administrative Agent's legal counsel.
Section 5.4.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 5.5.    Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
Section 5.6.    Successors and Assigns. The provisions of this Amendment are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Agreement (including any Affiliate of any Issuing Bank that issues any Letter of Credit, any Affiliate of a Lender who is owed any of the Obligations and any Indemnitee), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).
Section 5.7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5.8.    Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10.    ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[Signatures on Following Page.]

Executed as of the date first written above.
LENNOX INTERNATIONAL INC., as the Borrower

By:    /s/ Richard A. Pelini______
Rick Pelini, Vice President and Treasurer
JPMORGAN CHASE BANK, N. A.
individually as a Lender and as the Administrative Agent

By:    /s/ Gregory T. Martin
    Gregory T. Martin, Executive Director

BANK OF AMERICA, NA.,
as a Lender

By:    /s/ Allison W. Connally
    Name:     Allison W. Connally
    Title:     Senior Vice President

Wells Fargo Bank,
as a Lender

By: _/s/ Ronald W. Harrison
Name:      Ronald W. Harrison
Title:      Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
as a Lender

By: /s/ Mark Maloney
Name:      Mark Maloney
Title:     Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By: _/s/ Chad Murray___________
Name:      Chad Murray____________
Title:     Vice President___________

U.S. BANK, NATIONAL ASSOCIATION
as a Lender

By: _/s/ Kara Van Duzee
Name:      Kara Van Duzee
Title:     Vice President

Regions Bank
as a Lender

By: /s/ Claire Harrison
Name:      Claire Harrison
Title:     Vice President

Branch Banking and Trust Company,
as a Lender

By: /s/ Allen King___________
Name:      Allen King___________
Title:     Senior Vice President___

The Bank of Nova Scotia,
as a Lender

By: /s/ Mauricio Saishio
Name:      Mauricio Saishio
Title:     Director

ZB, N.A. dba Amegy Bank
as a Lender

By: /s/ Kathy Magee__________
Name:      Kathy Magee__________
Title:     Senior Vice President____

BOKF, N.A. dba Bank of Texas
as a Lender

By: /s/ Matthew Renna_____
Name:      Matthew Renna
Title:     Senior Vice President
THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Wicks Barkhausen________
Name:      Wicks Barkhausen________
Title:     Vice President________

Comerica Bank
as a Lender

By: /s/ John Smithson__________
Name:      John Smithson
Title:     Vice President

Subsidiary Guarantor Consent

Each of the undersigned Subsidiary Guarantors: (i) consents and agrees to this Amendment; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against it in accordance with their respective terms; and (iii) agree that the obligations, indebtedness and liabilities of the Borrower arising under this Amendment are "Obligations" as defined in the Agreement and "Guaranteed Indebtedness" as defined in the Guaranty Agreement to which it is a party.
ALLIED AIR ENTERPRISES LLC
ADVANCED DISTRIBUTOR PRODUCTS LLC
HEATCRAFT INC.
HEATCRAFT REFRIGERATION PRODUCTS LLC
LENNOX GLOBAL LTD.
LENNOX INDUSTRIES INC.
LGL AUSTRALIA (US) INC.
LENNOX NATIONAL ACCOUNT SERVICES LLC

LGL EUROPE HOLDING CO. By:	/s/ Richard A. Pelini____
Rick Pelini, Vice President and Treasurer for each Subsidiary Guarantor

AMENDMENT TO SIXTH FIRST AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Page 1